Exhibit 99.A

Exhibit A

Form 4 Joint Filer Information

Name:	Golden Gate Capital Management, L.L.C.

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ Jesse T. Rogers
Name: Jesse T. Rogers
Title: Managing Member

Name:	CCG Investments (BVI), L.P.

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ Jesse T. Rogers
Name: Jesse T. Rogers
Title: Managing Member of Golden Gate Capital Management, L.L.C.

Name:	CCG Associates—QP, LLC

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ Jesse T. Rogers
Name: Jesse T. Rogers
Title: Managing Member of Golden Gate Capital Management, L.L.C.

Name:	CCG Associates—AI, LLC

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ Jesse T. Rogers
Name: Jesse T. Rogers
Title: Managing Member of Golden Gate Capital Management, L.L.C.

Name:	CCG Investment Fund—AI, LP

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ Jesse T. Rogers
Name: Jesse T. Rogers
Title: Managing Member of Golden Gate Capital Management, L.L.C.

Name:	CCG AV, LLC—Series C

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ Jesse T. Rogers
Name: Jesse T. Rogers
Title: Managing Member of Golden Gate Capital Management, L.L.C.

Name:	CCG AV, LLC—Series E

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ Jesse T. Rogers
Name: Jesse T. Rogers
Title: Managing Member of Golden Gate Capital Management, L.L.C.

Name:	CCG CI, LLC

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ Jesse T. Rogers
Name: Jesse T. Rogers
Title: Managing Member of Golden Gate Capital Management, L.L.C.

Name:	David C. Dominik

Address:	c/o Golden Gate Private Equity, Inc.
One Embarcadero Center, 33rd Floor
San Francisco, CA 94111

Designated Filer:	Jesse T. Rogers

Issuer & Ticker Symbol:	Herbalife Ltd. (HLF)

Date of Event
Requiring Statement:	12/15/2004

Signature:	/s/ David C. Dominik